Exhibit 10.10



           ADDENDUM TO CONVERTIBLE DEBENTURE AND WARRANT TO PURCHASE
           ---------------------------------------------------------
                                  COMMON STOCK
                                  ------------

This Addendum to Convertible Debenture and Warrant to Purchase Common Stock ("Addendum") is entered into as of the 29 day of August 2006 by and between The World Golf League, Inc., a Delaware corporation ("World"), and Golden Gate Investors, Inc., a California corporation ("CGI").

WHEREAS, GGI and World are parties to that certain 7 % Convertible Debenture dated as of June 10, 2004 ("Debenture"); and

WHEREAS, GGI and World are parties to that certain Warrant to Purchase Common Stock dated as of June 10, 2004 ("Warrant"); and

WHEREAS, the parties desire to amend the Debenture and Warrant in certain respects.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, World and GGI agree as follows:

1. All terms used herein and not otherwise defined herein shall have the definitions set forth in the Debenture.

2. The Maturity Date of the Debenture is extended to June 10, 2007, provided that World honors all future Debenture conversions and Warrant exercises, and cooperates with GGI in obtaining the required Rule 144 legal opinions for the stock obtained from Debenture conversions. In the event that World does not do so, the Debenture shall be immediately due and payable in full.

3. Starting three months from the date hereof, World shall have the right to pay the Debenture in full for the unpaid Principal Amount plus accrued interest.

4. Except as specifically amended herein, all other terms and conditions of the Debenture and Warrant shall remain in full force and effect.

IN WITNESS WHEREOF, World and GGI have caused this Addendum to be signed by its duly authorized officers on the date first set forth above.

The World Golf League, Inc.         Golden Gate Investors, Inc.



By:   /s/ Michael Pagnano            __________________________

Name: Michael Pagnano                __________________________

Title: CEO                           __________________________

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